PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR SECOND QUARTER OF 2023

•Second-quarter revenue (as reported) of $901 million, increased 30% from prior year
•Second-quarter revenue (proforma), decreased 11% from prior year
•Second-quarter GAAP diluted EPS of $1.31
•Second-quarter non-GAAP diluted EPS of $0.66

BILLERICA, Mass., August 3, 2023 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s second quarter ended July 1, 2023. Second-quarter sales were $901.0 million, an increase of 30% from the same quarter last year. Second-quarter GAAP net income was $197.6 million, or $1.31 income per diluted share, which included a $154.8 million of gain on a termination of an alliance agreement, $54.7 million of amortization of intangible assets, $18.4 million of integration costs and $19.4 million of other net costs. Non-GAAP net income was $99.6 million for the second quarter and non-GAAP earnings per diluted share was $0.66. The results for the second quarter of 2022 are shown on a “as reported” basis and not on a “proforma” basis, and as a result do not include CMC Materials’ results.
Bertrand Loy, Entegris’ president and chief executive officer, said: “Our performance and execution in the second quarter was solid and showcased the resilience of our unit driven model. Sales were down sequentially as expected, but we did see growth in product lines that are of increasing importance to our customers’ technology roadmaps.

“We have made good progress on key initiatives. The CMC Materials integration is proceeding very well, and we are on track to achieve our $75 million run-rate cost synergy target by the fourth quarter. Debt paydown is a high priority for us and divestitures of non-core assets have been a significant lever to reduce this debt. So far this year, we have entered into definitive agreements for the sale of three businesses, totaling more than $1 billion in proceeds,” he said.

“While our expectations for an industry recovery in the short term are modest,” Loy said, “we continue to be extremely optimistic about the long-term secular growth of the semiconductor industry. We have strong conviction in the growing importance of our value proposition, our opportunity to grow our content per wafer, and our ability to continue to outperform the market. During the second half of the year, our focus will be on completing the CMC integration and managing our cost structure, while making the necessary investments in our future.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	July 1, 2023	July 2, 2022	April 1, 2023
Net sales	$901,000	$692,489	$922,396
Operating income	$267,614	$157,970	$13,466
Operating margin - as a % of net sales	29.7%	22.8%	1.5%
Net income (loss)	$197,646	$99,491	$(88,166)
Diluted earnings (loss) per common share	$1.31	$0.73	$(0.59)
Non-GAAP Results
Non-GAAP adjusted operating income	$200,917	$183,039	$204,772
Non-GAAP adjusted operating margin - as a % of net sales	22.3%	26.4%	22.2%
Non-GAAP net income	$99,605	$136,816	$97,782
Diluted non-GAAP earnings per common share	$0.66	$1.00	$0.65

Third-Quarter Outlook
For the third quarter ending September 30, 2023, the Company expects sales of $875 million to $900 million, GAAP net income of $34 million to $42 million and diluted earnings per common share between $0.23 and $0.28. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.57 to $0.62, reflecting net income on a non-GAAP basis in the range of $86 million to $94 million. The Company also expects EBITDA of approximately 26% to 27% of sales, for the third quarter of 2023.
Segment Results
The Company operates in four segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides advanced materials enabling complex chip designs and improved device electrical performance; including high-performance and high-purity process chemistries, gases and materials and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC offers advanced filtration solutions that improve customers’ yield, device reliability and cost; by filtering and purifying critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions that improve customers’ yields by protecting critical materials during manufacturing, transportation, and storage; including products that monitor, protect, transport and deliver critical liquid chemistries, wafers, and other substrates for a broad set of applications in the semiconductor, life sciences and other high-technology industries.
Advanced Planarization Solutions (APS): APS develops an end-to-end chemical mechanical planarization (CMP) solution and applications expertise delivered through advanced materials and high purity chemicals; including CMP slurries, pads, formulated cleans and other electronic chemicals used in the semiconductor manufacturing processes.

Second-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the second quarter on Thursday, August 3, 2023, at 9:00 a.m. Eastern Time. Participants should dial 800-245-3047 or +1 203-518-9765, referencing confirmation ID: ENTGQ223. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.

Management’s slide presentation concerning the results for the second quarter will be posted on the Investor Relations section of www.entegris.com in the morning before the call.

Entegris, Inc. - page 2 of 15

About Entegris
Entegris is a leading supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris has approximately 9,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Proforma net sales, adjusted EBITDA, adjusted gross profit, adjusted segment profit, adjusted operating income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP gross profit to adjusted gross profit, GAAP segment profit to adjusted operating income, GAAP net income to adjusted operating income and adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP net income and diluted non-GAAP earnings per common share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Cautionary Note on Forward-Looking Statements
This news release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward looking statements. These forward-looking statements may include statements about supply chain matters and inflationary pressures; future period guidance or projections; the Company’s performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s engineering, research and development projects; the Company’s ability to execute on our business strategies, including with respect to Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. (now known as CMC Materials LLC) (“CMC Materials”); the closing of any announced divestitures and the termination of strategic partnerships, including the timing thereof; trends relating to the fluctuation of currency exchange rates; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this Quarterly Report, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto; the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction-related matters; raw material shortages, supply and labor constraints and price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue
Entegris, Inc. - page 3 of 15

technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to consummate pending transactions on a timely basis or at all and the satisfaction of the conditions precedent to consummation of such pending transactions, including the satisfaction of regulatory conditions on the terms expected, at all or in a timely manner; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 23, 2023, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.

Entegris, Inc. - page 4 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	July 1, 2023	July 2, 2022	April 1, 2023
Net sales	$901,000	$692,489	$922,396
Cost of sales	516,834	382,092	520,711
Gross profit	384,166	310,397	401,685
Selling, general and administrative expenses	145,596	90,685	169,867
Engineering, research and development expenses	71,030	49,248	71,906
Amortization of intangible assets	54,680	12,494	57,574
Goodwill impairment	—	—	88,872
Gain on termination of alliance agreement	(154,754)	—	—
Operating income	267,614	157,970	13,466
Interest expense, net	78,605	31,343	84,821
Other expense (income), net	7,724	9,619	(4,658)
Income (loss) before income tax (benefit) expense	181,285	117,008	(66,697)
Income tax (benefit) expense	(16,491)	17,517	21,469
Equity in net loss of affiliates	130	—	—
Net income (loss)	$197,646	$99,491	$(88,166)

Basic earnings (loss) per common share:	$1.32	$0.73	$(0.59)
Diluted earnings (loss) per common share:	$1.31	$0.73	$(0.59)

Weighted average shares outstanding:
Basic	149,825	135,895	149,426
Diluted	150,837	136,454	149,426

Entegris, Inc. - page 5 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Six months ended
	July 1, 2023	July 2, 2022
Net sales	$1,823,396	$1,342,135
Cost of sales	1,037,545	721,918
Gross profit	785,851	620,217
Selling, general and administrative expenses	315,463	177,793
Engineering, research and development expenses	142,936	95,963
Amortization of intangible assets	112,254	25,145
Goodwill impairment	88,872	—
Gain on termination of alliance agreement	(154,754)	—
Operating income	281,080	321,316
Interest expense, net	163,426	44,877
Other expense, net	3,066	14,521
Income before income tax expense	114,588	262,588
Income tax expense	4,978	37,392
Equity in net loss of affiliates	130	—
Net income	$109,480	$225,196

Basic earnings per common share:	$0.73	$1.66
Diluted earnings per common share:	$0.73	$1.65

Weighted average shares outstanding:
Basic	149,626	135,783
Diluted	150,609	136,503

Entegris, Inc. - page 6 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	July 1, 2023	December 31, 2022
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$567,017	$563,439
Trade accounts and notes receivable, net	435,973	535,485
Inventories, net	740,351	812,815
Deferred tax charges and refundable income taxes	55,461	47,618
Assets held-for-sale	1,051,947	246,531
Other current assets	117,799	129,297
Total current assets	2,968,548	2,335,185
Property, plant and equipment, net	1,364,760	1,393,337
Other assets:
Right-of-use assets	81,048	94,940
Goodwill	3,970,247	4,408,331
Intangible assets, net	1,421,710	1,841,955
Deferred tax assets and other noncurrent tax assets	66,682	28,867
Other	40,029	36,242
Total assets	$9,913,024	$10,138,857
LIABILITIES AND EQUITY
Current liabilities
Short-term debt, including current portion of long-term debt	—	151,965
Accounts payable	132,157	172,488
Accrued liabilities	311,784	328,784
Liabilities held-for-sale	115,784	10,637
Income tax payable	86,564	98,057
Total current liabilities	646,289	761,931
Long-term debt, excluding current maturities	5,492,011	5,632,928
Long-term lease liability	69,405	80,716
Other liabilities	353,114	445,282
Shareholders’ equity	3,352,205	3,218,000
Total liabilities and equity	$9,913,024	$10,138,857

Entegris, Inc. - page 7 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	July 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Operating activities:
Net income	$197,646	$99,491	$109,480	$225,196
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	43,719	24,381	90,494	48,286
Amortization	54,680	12,494	112,254	25,145
Share-based compensation expense	11,458	10,182	42,136	19,467
Loss on extinguishment of debt and modification	4,482	—	7,269	—
Impairment of Goodwill	—	—	88,872	—
Gain on termination of alliance agreement	(154,754)	—	(154,754)	—
Loss on sale of business and held for sale assets	14,935	—	28,577	—
Other	(10,318)	8,492	(17,288)	8,687
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	9,562	(26,138)	17,941	(57,309)
Inventories	29,843	(47,465)	(5,009)	(124,941)
Accounts payable and accrued liabilities	(43,638)	49,468	(23,595)	27,145
Income taxes payable, refundable income taxes and noncurrent taxes payable	(31,437)	(20,308)	(15,570)	(3,548)
Other	840	313	(1,918)	6,570
Net cash provided by operating activities	127,018	110,910	278,889	174,698
Investing activities:
Acquisition of property and equipment	(116,051)	(107,692)	(250,043)	(192,097)
Proceeds from sale of business	759	—	134,286	—
Proceeds from termination of alliance agreement	169,251	—	169,251	—
Other	258	—	366	1,123
Net cash provided by (used in) investing activities	54,217	(107,692)	53,860	(190,974)
Financing activities:
Proceeds from revolving credit facility, short-term debt and long-term debt	—	2,527,314	117,170	2,606,314
Payments of revolving credit facility, short-term debt and long-term debt	(311,501)	(114,000)	(428,671)	(193,000)
Payments for debt issuance costs	(3,475)	(10,579)	(3,475)	(10,579)
Payments for dividends	(14,980)	(13,589)	(30,150)	(27,484)
Issuance of common stock	18,374	5,598	36,767	8,977
Taxes paid related to net share settlement of equity awards	(240)	(200)	(9,646)	(16,317)
Other	(279)	375	(578)	(587)
Net cash (used in) provided by financing activities	(312,101)	2,394,919	(318,583)	2,367,324
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(11,149)	(7,638)	(10,588)	(10,382)
(Decrease) increase in cash, cash equivalents and restricted cash	(142,015)	2,390,499	3,578	2,340,666
Cash, cash equivalents and restricted cash at beginning of period	709,032	352,732	563,439	402,565
Cash, cash equivalents and restricted cash at end of period	$567,017	$2,743,231	$567,017	$2,743,231

Entegris, Inc. - page 8 of 15

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Net sales	July 1, 2023	July 2, 2022	April 1, 2023	July 1, 2023	July 2, 2022
Specialty Chemicals and Engineered Materials	$200,073	$179,412	$198,004	$398,077	$345,188
Advanced Planarization Solutions	240,561	28,317	250,326	490,887	58,962
Microcontamination Control	283,614	274,133	269,297	552,911	540,770
Advanced Materials Handling	190,356	224,084	218,853	409,209	422,197
Inter-segment elimination	(13,604)	(13,457)	(14,084)	(27,688)	(24,982)
Total net sales	$901,000	$692,489	$922,396	$1,823,396	$1,342,135

	Three months ended			Six months ended
Segment profit	July 1, 2023	July 2, 2022	April 1, 2023	July 1, 2023	July 2, 2022
Specialty Chemicals and Engineered Materials	$173,319	$35,539	$3,268	$176,587	$73,231
Advanced Planarization Solutions	42,419	10,179	(32,790)	9,629	21,338
Microcontamination Control	100,661	100,107	95,997	196,658	198,725
Advanced Materials Handling	35,830	46,926	48,165	83,995	93,616
Total segment profit	352,229	192,751	114,640	466,869	386,910
Amortization of intangibles	54,680	12,494	57,574	112,254	25,145
Unallocated expenses	29,935	22,287	43,600	73,535	40,449
Total operating income	$267,614	$157,970	$13,466	$281,080	$321,316

Entegris, Inc. - page 9 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)

	Three months ended			Six months ended
	July 1, 2023	July 2, 2022	April 1, 2023	July 1, 2023	July 2, 2022
Net Sales	$901,000	$692,489	$922,396	$1,823,396	$1,342,135
Gross profit-GAAP	$384,166	$310,397	$401,685	$785,851	$620,217
Adjustments to gross profit:
Restructuring costs [1]	—	—	7,377	7,377	—
Adjusted gross profit	$384,166	$310,397	$409,062	$793,228	$620,217

Gross margin - as a % of net sales	42.6%	44.8%	43.5%	43.1%	46.2%
Adjusted gross margin - as a % of net sales	42.6%	44.8%	44.3%	43.5%	46.2%

1 Restructuring charges resulting from cost saving initiatives.
Entegris, Inc. - page 10 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Six months ended
Adjusted segment profit	July 1, 2023	July 2, 2022	April 1, 2023	July 1, 2023	July 2, 2022
SCEM segment profit	$173,319	$35,539	$3,268	$176,587	$73,231
Restructuring costs [1]	—	—	6,523	6,523	—
Loss from the sale of QED and held for sales assets of EC [2]	1,304	—	13,642	14,946	—
Gain on termination of alliance agreement[4]	(154,754)	—	—	(154,754)	—
SCEM adjusted segment profit	$19,869	$35,539	$23,433	$43,302	$73,231

APS segment profit	$42,419	$10,179	$(32,790)	$9,629	21,338
Goodwill impairment [3]	—	—	88,872	88,872	—
Restructuring costs [1]	—	—	585	585	—
Loss from the sale of QED and held for sales assets of EC [2]	13,632	—	—	13,632	—
APS adjusted segment profit	$56,051	$10,179	$56,667	$112,718	$21,338

MC segment profit	$100,661	$100,107	$95,997	$196,658	$198,725
Restructuring costs [1]	—	—	2,795	2,795	—
MC adjusted segment profit	$100,661	$100,107	$98,792	$199,453	$198,725

AMH segment profit	$35,830	$46,926	$48,165	$83,995	$93,616
Restructuring costs [1]	—	—	1,254	1,254	—
AMH adjusted segment profit	$35,830	$46,926	$49,419	$85,249	$93,616

Unallocated general and administrative expenses	$29,935	$22,287	$43,600	$73,535	$40,449
Less: unallocated deal and integration costs	(18,441)	(12,575)	(19,975)	(38,416)	(18,829)
Less: unallocated restructuring costs [1]	—	—	(86)	(86)	—
Adjusted unallocated general and administrative expenses	$11,494	$9,712	$23,539	$35,033	$21,620

Total adjusted segment profit	$212,411	$192,751	$228,311	$440,722	$386,910
Less: adjusted unallocated general and administrative expenses	11,494	9,712	23,539	35,033	21,620
Total adjusted operating income	$200,917	$183,039	$204,772	$405,689	$365,290

1 Restructuring charges resulting from cost saving initiatives.
2 Loss from the sale of QED and held for sales assets of EC.
3 Non-cash impairment charges associated with goodwill.
4 Gain on termination of alliance agreement with MacDermid Enthone.
Entegris, Inc. - page 11 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Six months ended
	July 1, 2023	July 2, 2022	April 1, 2023	July 1, 2023	July 2, 2022
Net sales	$901,000	$692,489	$922,396	$1,823,396	$1,342,135
Net income (loss)	$197,646	$99,491	$(88,166)	$109,480	$225,196
Net income (loss) - as a % of net sales	21.9%	14.4%	(9.6%)	6.0%	16.8%
Adjustments to net income (loss):
Equity in net loss of affiliates	130	—	—	130	—
Income tax (benefit) expense	(16,491)	17,517	21,469	4,978	37,392
Interest expense, net	78,605	31,343	84,821	163,426	44,877
Other expense (income), net	7,724	9,619	(4,658)	3,066	14,521
GAAP - Operating income	267,614	157,970	13,466	281,080	321,316
Operating margin - as a % of net sales	29.7%	22.8%	1.5%	15.4%	23.9%
Goodwill Impairment [1]	—	—	88,872	88,872	—
Deal and transaction costs [2]	—	2,410	3,001	3,001	7,418
Integration costs:
Professional fees [3]	13,324	9,525	11,988	25,312	10,321
Severance costs [4]	965	—	1,362	2,327	—
Retention costs [5]	362	—	1,280	1,642	—
Other costs [6]	3,789	640	2,345	6,134	1,090
Restructuring costs [7]	—	—	11,242	11,242	—
Loss on sale of business and held for sale assets [8]	14,937	—	13,642	28,579	—
Gain on termination of alliance agreement [9]	(154,754)	—	—	(154,754)	—
Amortization of intangible assets [10]	54,680	12,494	57,574	112,254	25,145
Adjusted operating income	200,917	183,039	204,772	405,689	365,290
Adjusted operating margin - as a % of net sales	22.3%	26.4%	22.2%	22.2%	27.2%
Depreciation	43,719	24,381	46,775	90,494	48,286
Adjusted EBITDA	$244,636	$207,420	$251,547	$496,183	$413,576
Adjusted EBITDA - as a % of net sales	27.2%	30.0%	27.3%	27.2%	30.8%
1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated the CMC acquisition and completed and announced divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other vendors to assist us in integrating the recently acquired CMC into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represent severance charges resulting from cost saving initiatives in connection with the CMC acquisition.
5 Represents retention charges related directly to the CMC acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee related costs and other costs incurred relating to the CMC acquisition and the completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations.
7 Restructuring charges resulting from cost saving initiatives.
8 Loss from the sale of QED and held for sales assets of EC.
9 Gain on termination of alliance agreement with MacDermid Enthone.
10 Non-cash amortization expense associated with intangibles acquired in acquisitions.
Entegris, Inc. - page 12 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)(Unaudited)

	Three months ended			Six months ended
	July 1, 2023	July 2, 2022	April 1, 2023	July 1, 2023	July 2, 2022
GAAP net income (loss)	$197,646	$99,491	$(88,166)	$109,480	$225,196
Adjustments to net income (loss):
Goodwill Impairment [1]	—	—	88,872	88,872	—
Deal and transaction costs [2]	—	2,410	3,001	3,001	7,418
Integration costs:
Professional fees [3]	13,324	9,525	11,988	25,312	10,321
Severance costs [4]	965	—	1,362	2,327	—
Retention costs [5]	362	—	1,280	1,642	—
Other costs [6]	3,789	640	2,345	6,134	1,090
Restructuring costs [7]	—	—	11,242	11,242	—
Loss on extinguishment of debt and modification [8]	4,481	—	3,880	8,361	—
Loss on sale of business and held for sale assets[9]	14,937	—	13,642	28,579	—
Infineum termination fee, net [10]	—	—	(10,877)	(10,877)	—
Interest expense, net [11]	—	22,742	—	—	27,425
Amortization of intangible assets [12]	54,680	12,494	57,574	112,254	25,145
Gain on termination of alliance agreement [13]	(154,754)	—	—	(154,754)	—
Tax effect of adjustments to net income (loss) and discrete items[14]	(35,825)	(10,486)	1,639	(34,186)	(14,646)
Non-GAAP net income	$99,605	$136,816	$97,782	$197,387	$281,949

Diluted earnings (loss) per common share	$1.31	$0.73	$(0.59)	$0.73	$1.65
Effect of adjustments to net income (loss)	$(0.65)	$0.27	$1.26	$0.58	$0.42
Diluted non-GAAP earnings per common share	$0.66	$1.00	$0.65	$1.31	$2.07

Diluted weighted averages shares outstanding	150,837	136,454	149,426	150,609	136,503
Effect of adjustment to diluted weighted average shares outstanding	—	—	955	—	—
Diluted non-GAAP weighted average shares outstanding	150,837	136,454	150,381	150,609	136,503

1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with the CMC acquisition and completed and announced divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other vendors to assist us in integrating the recently acquired CMC into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represent severance charges resulting from cost saving initiatives from the CMC acquisition.
5 Represents retention charges related directly to the CMC acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee related costs and other costs incurred relating to the CMC acquisition and completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations.
7 Restructuring charges resulting from cost saving initiatives.
8 Non-recurring loss on extinguishment of debt and modification of our Credit Amendment.
9 Loss from the sale of QED and held for sales assets of EC.
10 Non-recurring gain from the termination fee with Infineum.
11 Non-recurring interest costs related to the financing of the CMC acquisition.
12 Non-cash amortization expense associated with intangibles acquired in acquisitions.
13 Gain on termination of alliance agreement with MacDermid Enthone.
14 Tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

Entegris, Inc. - page 13 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Third-Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	September 30,2023
Net sales	$875 - $900
GAAP - Operating income	$118 - $133
Operating margin - as a % of net sales	13% - 15%
Deal, transaction and integration costs	12
Amortization of intangible assets	51
Adjusted operating income	$181 - $196
Adjusted operating margin - as a % of net sales	21% - 22%
Depreciation	47
Adjusted EBITDA	$228 - $243
Adjusted EBITDA - as a % of net sales	26% - 27%

Third-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	September 30,2023
GAAP net income	$34 - $42
Adjustments to net income:
Deal, transaction and integration costs	12
Amortization of intangible assets	51
Income tax effect	(11)
Non-GAAP net income	$86 - $94

Third-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	September 30,2023
Diluted earnings per common share	$0.23 - $0.28
Adjustments to diluted earnings per common share:
Deal, transaction and integration costs	0.09
Amortization of intangible assets	0.34
Income tax effect	(0.09)
Diluted non-GAAP earnings per common share	$0.57 - $0.62

Entegris, Inc. - page 14 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of Proforma Sales to Proforma Non-GAAP Net Sales
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	July 1, 2022	April 1, 2022	July 1, 2022
Proforma Net Sales [1]	$1,011,862	$969,091	$1,980,953
Less: Wood treatment [2]	(200)	(10,907)	(11,107)
Proforma Net Sales - Non GAAP	$1,011,662	$958,184	$1,969,846

1 The above pro forma results include the addition of CMC Materials, Inc.’s financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company’s reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company’s operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated. No other adjustments have been included.

2 The adjustment relates to removal of net sales related to CMC’s wood treatment business. Prior to the acquisition, CMC operated a wood treatment business, which manufactured and sold wood treatment preservatives for utility poles and crossarms. CMC exited this business during the first half of 2022, prior to our acquisition of CMC. The wood treatment business had no ongoing sales at the time of acquisition and removed for comparable purposes.

### END ###
Entegris, Inc. - page 15 of 15